UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 27, 2004

Bear Stearns Asset Backed Securities I LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-113636 (Commission File Number)	20-0842986 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities I Trust 2004-HE4, Asset-Backed Certificates, Series 2004-HE4, which was made on September 27, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution reports pursuant to Section 5.05 of the Pooling and Servicing Agreement for the distribution on September 27, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES I LLC, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 30, 2004
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Vamsi Kaipa 714.259.6252
vamsi.kaipa@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary Part I
Asset-Backed Facts ~ 15 Month Loan Status Summary Part II
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-11

Page 15-20
Page 21-26
Page 27-32

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE4
BS004HE4_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
27-May-04
25-Jun-04
26-Jun-34
Parties to The Transaction
Issuer: Bear Stearns & Co. Inc.
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.514532%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
REMIC II
Statement Date:
ABN AMRO Acct: 721825.3
908.219882459
54.987408098
0.000000000
853.232474361
1.490237423
2.015000000%
0.00
0.00
0.000000000
1.79000000%
0.000000000
073879AW8
A-1
128,126,000.00
116,366,580.66
7,045,316.65
0.00
109,321,264.01
190,938.16
908.219882400
54.987408133
0.000000000
853.232474267
1.760811333
2.340000000%
0.00
0.00
0.000000000
2.11500000%
0.000000000
073879AX6
A-2
75,000,000.00
68,116,491.18
4,124,055.61
0.00
63,992,435.57
132,060.85
1000.000000000
0.000000000
0.000000000
1000.000000000
1.957083284
2.360000000%
0.00
0.00
0.000000000
2.13500000%
0.000000000
073879AY4
A-3
33,884,000.00
33,884,000.00
0.00
0.00
33,884,000.00
66,313.81
1000.000000000
0.000000000
0.000000000
1000.000000000
1.984583146
2.390000000%
0.00
0.00
0.000000000
2.16500000%
0.000000000
073879AZ1
M-1
17,776,000.00
17,776,000.00
0.00
0.00
17,776,000.00
35,277.95
1000.000000000
0.000000000
0.000000000
1000.000000000
2.626250352
3.090000000%
0.00
0.00
0.000000000
2.86500000%
0.000000000
073879BA5
M-2
14,220,000.00
14,220,000.00
0.00
0.00
14,220,000.00
37,345.28
1000.000000000
0.000000000
0.000000000
1000.000000000
2.901251125
3.390000000%
0.00
0.00
0.000000000
3.16500000%
0.000000000
073879BB3
M-3
4,444,000.00
4,444,000.00
0.00
0.00
4,444,000.00
12,893.16
1000.000000000
0.000000000
0.000000000
1000.000000000
3.313749616
3.840000000%
0.00
0.00
0.000000000
3.61500000%
0.000000000
073879BC1
M-4
3,259,000.00
3,259,000.00
0.00
0.00
3,259,000.00
10,799.51
1000.000000000
0.000000000
0.000000000
1000.000000000
3.634582278
4.190000000%
0.00
0.00
0.000000000
3.96500000%
0.000000000
073879BD9
M-5
3,555,000.00
3,555,000.00
0.00
0.00
3,555,000.00
12,920.94
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147084036
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
073879BE7
M-6
2,963,000.00
2,963,000.00
0.00
0.00
2,963,000.00
15,250.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.147083646
5.840000000%
0.00
0.00
0.000000000
5.61500000%
0.000000000
073879BF4
M-7
5,332,000.00
5,332,000.00
0.00
0.00
5,332,000.00
27,444.25
1000.000000000
0.000000000
0.000000000
1000.000000000
140.223457486
0.00
0.00
0.000000000
N/A
0.000000000
073879BH0
CE
7,702,986.50
7,702,986.50
0.00
0.00
7,702,986.50
1,080,139.40
1000.000000000
0.000000000
0.000000000
1000.000000000
2538881.300000000
0.00
253,888.13
2538881.300000000
N/A
0.000000000
N
073879BG2
P
100.00
100.00
0.00
0.00
100.00
253,888.13
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879BJ6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879BK3
R-II
0.00
0.00
0.00
0.00
0.00
0.00
27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.514532%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
REMIC II
Statement Date:
ABN AMRO Acct: 721825.3
Total P&I Payment
0.00
253,888.13
296,261,986.50
277,619,058.34
13,044,644.51
Total
266,449,686.08
11,169,372.26
0.00
1,875,272.25
27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.514532%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
REMIC III
Statement Date:
ABN AMRO Acct: 721825.3
1000.000000000
0.000000000
0.000000000
1000.000000000
140.223457486
0.00
1,080,139.40
140.223457486
N/A
0.000000000
073879BH0
CE
7,702,986.50
7,702,986.50
0.00
0.00
7,702,986.50
1,080,139.40
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSQ805
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
1,080,139.40
7,702,986.50
7,702,986.50
1,080,139.40
Total
7,702,986.50
0.00
0.00
1,080,139.40
27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.514532%
1.615000%
1.840000%
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
350
Trust Calculation
Statement Date:
ABN AMRO Acct: 721825.3
1000.000000000
0.000000000
0.000000000
1000.000000000
2538881.300000000
0.00
253,888.13
2538881.300000000
N/A
0.000000000
073879BG2
P
100.00
100.00
0.00
0.00
100.00
253,888.13
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
073879BL1
R-X
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
253,888.13
100.00
100.00
253,888.13
Total
100.00
0.00
0.00
253,888.13
27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Statement Date:
Cash Reconciliation Summary
Interest Summary
Total Trustee Fees
Available Interest
1,875,272.25
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
209,833.98
6,853.02
10,952,685.26
0.00
0.00
0.00
13,046,055.74
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
277,619,058.34
209,833.98
10,959,538.28
0.00
0.00
0.00
266,449,686.08
1,787
51
0
0
1,736
106,051.79
Extra Principal
Trigger Event
No
0.00
11,169,372.26
Over Collateralization Amt
7,702,986.50
Less Extra Principal
Remittance Interest
0.00
1,875,272.25
0.00
10,959,538.28
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,411.23
1,876,683.48
Total Fees
107,463.02
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.70
0
0.00
1,411.23
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Statement Date:
Cash Reconciliation Summary First Lien
Interest Summary
Total Trustee Fees
Available Interest
1,744,572.85
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
203,726.39
8,254.29
10,600,165.40
0.00
0.00
0.00
12,558,060.48
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
263,911,037.80
203,726.39
10,608,419.69
0.00
0.00
0.00
253,098,891.72
1,545
46
0
0
1,499
100,474.93
Extra Principal
Trigger Event
No
0.00
10,812,146.08
Over Collateralization Amt
7,702,986.50
Less Extra Principal
Remittance Interest
0.00
1,744,572.85
0.00
10,608,419.69
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,341.55
1,745,914.40
Total Fees
101,816.47
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.70
0
0.00
1,341.55
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Statement Date:
Cash Reconciliation Summary Second Lien
Interest Summary
Total Trustee Fees
Available Interest
130,710.55
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
6,107.59
)
(1,401.27
352,519.86
0.00
0.00
0.00
488,006.41
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
13,708,020.54
6,107.59
351,118.59
0.00
0.00
0.00
13,350,794.36
242
5
0
0
237
5,576.86
Extra Principal
Trigger Event
No
0.00
357,226.18
Over Collateralization Amt
7,702,986.50
Less Extra Principal
Remittance Interest
0.00
130,710.55
0.00
351,118.59
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(69.68
130,780.23
Total Fees
5,646.54
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.70
0
0.00
69.68
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Statement Date:
Cash Reconciliation Summary Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
506,812.87
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
66,355.51
3,448.42
2,134,201.22
0.00
0.00
0.00
2,711,197.88
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
74,727,554.57
66,355.51
2,137,649.64
0.00
0.00
0.00
72,523,549.42
650
17
0
0
633
29,855.27
Extra Principal
Trigger Event
No
0.00
2,204,005.15
Over Collateralization Amt
7,702,986.50
Less Extra Principal
Remittance Interest
0.00
506,812.87
0.00
2,137,649.64
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(379.87
507,192.73
Total Fees
30,235.14
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.70
0
0.00
379.87
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Statement Date:
Cash Reconciliation Summary 228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,323,975.29
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
135,755.91
3,324.37
8,818,484.04
0.00
0.00
0.00
10,282,527.58
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
194,353,532.93
135,755.91
8,821,808.41
0.00
0.00
0.00
185,395,968.61
1,096
34
0
0
1,062
72,639.02
Extra Principal
Trigger Event
No
0.00
8,957,564.32
Over Collateralization Amt
7,702,986.50
Less Extra Principal
Remittance Interest
0.00
1,323,975.29
0.00
8,821,808.41
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(987.96
1,324,963.26
Total Fees
73,626.99
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.70
0
0.00
987.96
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Statement Date:
Cash Reconciliation Summary 327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
44,495.24
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
7,722.56
80.23
0.00
0.00
0.00
0.00
52,341.43
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
8,537,970.84
7,722.56
80.23
0.00
0.00
0.00
8,530,168.05
41
0
0
0
41
3,557.49
Extra Principal
Trigger Event
No
0.00
7,802.79
Over Collateralization Amt
7,702,986.50
Less Extra Principal
Remittance Interest
0.00
44,495.24
0.00
80.23
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(43.40
44,538.64
Total Fees
3,600.89
Insurance Premium
Reimbursement Amt
Class II-A Policy - Interest
Class II-A Policy - Principal
Other
Total Reimbursement Amt
Rolling 3-Month Delinquency
%
1.70
0
0.00
43.40
LPMI Fees
0.00
0.00
0.00
0.00
0.00

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
Fwd Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
A-1
33
190,938.16
0.00
190,938.16
190,938.16
Act/360
0.00
0.00
0.00
6,912,959.45
N
0.00
0.00
0.00
0.00
0.00
0.00
A-2
33
132,060.85
0.00
132,060.85
132,060.85
Act/360
0.00
0.00
0.00
4,046,578.83
N
0.00
0.00
0.00
0.00
0.00
0.00
A-3
33
66,313.81
0.00
66,313.81
66,313.81
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-1
33
35,277.95
0.00
35,277.95
35,277.95
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-2
33
37,345.28
0.00
37,345.28
37,345.28
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-3
33
12,893.16
0.00
12,893.16
12,893.16
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-4
33
10,799.51
0.00
10,799.51
10,799.51
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-5
33
12,920.94
0.00
12,920.94
12,920.94
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-6
33
15,250.81
0.00
15,250.81
15,250.81
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
M-7
33
27,444.25
0.00
27,444.25
27,444.25
Act/360
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
CE
30
1,080,139.40
0.00
1,080,139.40
1,080,139.40
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
253,888.13
253,888.13
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
0.00
1,621,384.12
1,875,272.25
1,875,272.25
0.00
0.00
0.00
10,959,538.28
0.00
0.00
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
11.15
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
11.15
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
253,888.13
253,888.13
Total Excess Allocated to the Bonds
253,876.98
)
(11.15
Aggregate Interest Adjustment Allocated to the Bonds
0.00
253,888.13
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
073879BJ6
NR
NR
NR
A-1
073879AW8
NR
Aaa
AAA
A-2
073879AX6
NR
Aaa
AAA
A-3
073879AY4
NR
Aaa
AAA
M-1
073879AZ1
NR
Aa2
AA+
M-2
073879BA5
NR
A2
AA-
M-3
073879BB3
NR
A3
A+
M-4
073879BC1
NR
Baa1
A
M-5
073879BD9
NR
Baa2
A-
M-6
073879BE7
NR
Baa3
BBB+
M-7
073879BF4
NR
NR
NR
R-II
073879BK3
NR
NR
NR
R-III
9ABSQ805
NR
NR
NR
R-X
073879BL1
NR
NR
NR

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
2.36%
2.13%
1.56%
1.97%
3
0.17%
592,283
0.22%
0.69%
0.88%
0.00%
0.00%
27-Sep-04
41
5,682,159
27
5,247,776
12
2,334,454
0
0
1,653
252,593,014
95.22%
94.80%
2.29%
2.46%
0.95%
1.17%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
41
6,834,251
17
3,246,555
0
0
0
0
1,729
267,538,253
96.75%
96.37%
1.64%
1.94%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
30
5,537,762
0
0
0
0
0
0
1,794
280,046,267
98.36%
98.06%
0.11%
0.07%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
2
208,210
0
0
0
0
0
0
1,843
290,241,971
99.89%
99.93%

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
First Lien
2.27%
2.04%
1.33%
1.79%
3
0.20%
592,283
0.23%
0.80%
0.92%
0.00%
0.00%
27-Sep-04
34
5,151,399
20
4,541,174
12
2,334,454
0
0
1,430
240,479,582
95.40%
95.01%
1.94%
2.24%
1.04%
1.18%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
30
5,916,286
16
3,121,783
0
0
0
0
1,499
254,872,969
97.02%
96.58%
1.71%
1.93%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
27
5,251,178
0
0
0
0
0
0
1,551
266,434,064
98.29%
98.07%
0.13%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
2
208,210
0
0
0
0
0
0
1,595
276,211,302
99.87%
99.92%

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Second Lien
2.95%
3.98%
2.95%
5.29%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
7
530,760
7
706,602
0
0
0
0
223
12,113,432
94.09%
90.73%
4.55%
6.70%
0.41%
0.91%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
11
917,964
1
124,773
0
0
0
0
230
12,665,284
95.04%
92.39%
1.22%
2.06%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
3
286,584
0
0
0
0
0
0
243
13,612,202
98.78%
97.94%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
0
0
0
0
0
0
0
0
248
14,030,668
100.00%
100.00%

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
1.58%
1.14%
1.42%
1.43%
1
0.16%
66,377
0.09%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
10
826,517
9
1,040,045
0
0
0
0
613
70,590,610
96.84%
97.33%
2.15%
1.77%
0.15%
0.17%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
14
1,324,336
1
124,773
0
0
0
0
635
73,278,446
97.69%
98.06%
0.91%
1.19%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
6
913,859
0
0
0
0
0
0
655
75,714,306
99.09%
98.81%
0.15%
0.13%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
1
100,587
0
0
0
0
0
0
669
78,503,787
99.85%
99.87%

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
2.82%
2.56%
1.69%
2.27%
2
0.19%
525,905
0.28%
1.13%
1.26%
0.00%
0.00%
27-Sep-04
30
4,747,543
18
4,207,731
12
2,334,454
0
0
1,000
173,580,335
94.16%
93.63%
2.46%
2.83%
1.46%
1.61%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
27
5,509,915
16
3,121,783
0
0
0
0
1,053
185,721,835
96.08%
95.56%
2.14%
2.31%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
24
4,623,903
0
0
0
0
0
0
1,098
195,786,370
97.86%
97.69%
0.09%
0.05%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
1
107,623
0
0
0
0
0
0
1,131
202,439,011
99.91%
99.95%

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
2.44%
1.27%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
27-Sep-04
1
108,099
0
0
0
0
0
0
40
8,422,070
97.56%
98.73%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Aug-04
0
0
0
0
0
0
0
0
41
8,537,971
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
26-Jul-04
0
0
0
0
0
0
0
0
41
8,545,591
100.00%
100.00%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Jun-04
0
0
0
0
0
0
0
0
43
9,299,172
100.00%
100.00%

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
1
121,114
12
2,334,454
0
0
0.00%
0.00%
0.00%
0.00%
0.69%
0.88%
0.00%
0.00% 0.06%
0.05% 0.00%
0.00%
0.00%
0.00%
0.17%
0.43%
0
0
3
1,149,735
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.06%
0.22%
0
0
1
612,047
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.05%
0.21%
0
0
1
612,477
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - First Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
1
121,114
12
2,334,454
0
0
0.00%
0.00%
0.00%
0.00%
0.80%
0.92%
0.00%
0.00% 0.07%
0.05% 0.00%
0.00%
0.00%
0.00%
0.20%
0.45%
0
0
3
1,149,735
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.06%
0.23%
0
0
1
612,047
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.06%
0.23%
0
0
1
612,477
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Second Lien
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - Fixed Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.16%
0.65%
0
0
1
472,625
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 228 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
1
121,114
12
2,334,454
0
0
0.00%
0.00%
0.00%
0.00%
1.13%
1.26%
0.00%
0.00% 0.09%
0.07% 0.00%
0.00%
0.00%
0.00%
0.19%
0.37%
0
0
2
677,110
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.31%
0
0
1
612,047
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.09%
0.31%
0
0
1
612,477
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II - 327 ARM Loans
Current
#
#
#
31 - 60 Days
61 - 90 Days
90 + Days
#
Balance
Balance
Balance
Balance
27-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
26-Jul-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
27-Sep-04
1,736
92.49%
266,449,686
89.94%
2.85%
3.95%
0
0.00%
0
0.00%
350
7.51%
7.01%
51
10,952,685
0.00
0.00
0.00
0.00
25-Aug-04
1,787
95.21%
277,619,058
93.71%
2.03%
2.71%
0
0.00%
0
0.00%
351
7.51%
7.00%
37
7,734,828
0.00
0.00
0.00
0.00
26-Jul-04
1,824
97.18%
285,584,029
96.40%
1.03%
1.41%
0
0.00%
0
0.00%
352
7.51%
7.00%
19
4,098,941
0.00
0.00
0.00
0.00
25-Jun-04
1,845
98.30%
290,450,181
98.04%
1.70%
1.88%
0
0.00%
0
0.00%
353
7.50%
7.00%
32
5,566,054
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
First Lien
27-Sep-04
1,499
79.86%
253,098,892
85.43%
2.98%
4.02%
0
0.00%
0
0.00%
349
7.36%
6.85%
46
10,600,165
0.00
0.00
0.00
0.00
25-Aug-04
1,545
82.31%
263,911,038
89.08%
2.09%
2.78%
0
0.00%
0
0.00%
351
7.35%
6.84%
33
7,552,969
0.00
0.00
0.00
0.00
26-Jul-04
1,578
84.07%
271,685,242
91.70%
1.06%
1.44%
0
0.00%
0
0.00%
352
7.35%
6.84%
17
3,975,706
0.00
0.00
0.00
0.00
25-Jun-04
1,597
85.08%
276,419,513
93.30%
1.78%
1.91%
0
0.00%
0
0.00%
352
7.35%
6.84%
29
5,396,995
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Second Lien
27-Sep-04
237
12.63%
13,350,794
4.51%
2.07%
2.57%
0
0.00%
0
0.00%
350
10.58%
10.08%
5
352,520
0.00
0.00
0.00
0.00
25-Aug-04
242
12.89%
13,708,021
4.63%
1.63%
1.31%
0
0.00%
0
0.00%
350
10.58%
10.08%
4
181,859
0.00
0.00
0.00
0.00
26-Jul-04
246
13.11%
13,898,786
4.69%
0.81%
0.88%
0
0.00%
0
0.00%
352
10.59%
10.08%
2
123,234
0.00
0.00
0.00
0.00
25-Jun-04
248
13.21%
14,030,668
4.74%
1.20%
1.19%
0
0.00%
0
0.00%
353
10.58%
10.08%
3
169,058
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
27-Sep-04
633
33.72%
72,523,549
24.48%
2.62%
2.86%
0
0.00%
0
0.00%
339
7.86%
7.35%
17
2,134,201
0.00
0.00
0.00
0.00
25-Aug-04
650
34.63%
74,727,555
25.22%
1.66%
2.38%
0
0.00%
0
0.00%
341
7.85%
7.34%
11
1,824,803
0.00
0.00
0.00
0.00
26-Jul-04
661
35.22%
76,628,165
25.87%
1.19%
1.91%
0
0.00%
0
0.00%
342
7.83%
7.32%
8
1,501,870
0.00
0.00
0.00
0.00
25-Jun-04
670
35.70%
78,604,374
26.53%
1.03%
1.17%
0
0.00%
0
0.00%
343
7.83%
7.32%
7
929,535
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
27-Sep-04
1,062
56.58%
185,395,969
62.58%
3.10%
4.54%
0
0.00%
0
0.00%
353
7.41%
6.91%
34
8,818,484
0.00
0.00
0.00
0.00
25-Aug-04
1,096
58.39%
194,353,533
65.60%
2.32%
2.95%
0
0.00%
0
0.00%
354
7.41%
6.90%
26
5,910,025
0.00
0.00
0.00
0.00
26-Jul-04
1,122
59.78%
200,410,273
67.65%
0.80%
0.91%
0
0.00%
0
0.00%
355
7.41%
6.91%
9
1,851,178
0.00
0.00
0.00
0.00
25-Jun-04
1,132
60.31%
202,546,634
68.37%
2.08%
2.05%
0
0.00%
0
0.00%
356
7.41%
6.91%
24
4,248,390
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
27-Sep-04
41
2.18%
8,530,168
2.88%
0.00%
0.00%
0
0.00%
0
0.00%
353
6.76%
6.25%
0
0
0.00
0.00
0.00
0.00
25-Aug-04
41
2.18%
8,537,971
2.88%
0.00%
0.00%
0
0.00%
0
0.00%
354
6.76%
6.25%
0
0
0.00
0.00
0.00
0.00
26-Jul-04
41
2.18%
8,545,591
2.88%
4.65%
8.02%
0
0.00%
0
0.00%
355
6.80%
6.29%
2
745,892
0.00
0.00
0.00
0.00
25-Jun-04
43
2.29%
9,299,172
3.14%
2.27%
4.00%
0
0.00%
0
0.00%
356
6.77%
6.26%
1
388,129
0.00
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
27-Sep-04
27-Sep-04
25-Aug-04
25-Oct-04
24-Sep-04
Asset-Backed Certificates
Series 2004-HE4
ABN AMRO Acct: 721825.3
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
27-Sep-2004 - 09:14 (Q791-Q806) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..